Exhibit 99.1

NeoPhotonics Reports Third Quarter 2015 Financial Results

•	Revenue of $83.6 million
•	Non-GAAP Gross Margin of 29.8%
•	Adjusted EBITDA of $10.2 million for the quarter; $43.1 million over last four quarters

SAN JOSE, Calif. — November 2, 2015  - NeoPhotonics Corporation (NYSE: NPTN), a leading designer and manufacturer of advanced hybrid photonic integrated optoelectronic modules and subsystems for bandwidth-intensive, high-speed communications networks, today announced financial results for its third quarter ended September 30, 2015.

“We are pleased to report our fourth straight quarter of GAAP profitability and year over year revenue and margin expansion which resulted in our generating $43 million of Adjusted EBITDA over the last four quarters,” said Tim Jenks, NeoPhotonics Chairman and CEO. “We are excited about the renewed momentum we are seeing in the 100G market and the progress we are making with our strategy of increasing our content per 100G port and extending our products to 400G and beyond,” concluded Mr. Jenks.

Third Quarter Summary

•	Revenue was $83.6 million, up $2.0 million, or 2.4%, from the third quarter of 2014, and down $1.8 million, or 2.1%, from the prior quarter
•	Gross margin was 28.4%, up from 24.6% in the third quarter of 2014, and down from 30.6% in the prior quarter
•	Non-GAAP gross margin was 29.8%, up from 26.5% in the third quarter of 2014, and down from 32.3% in the prior quarter
•	Net income was $1.4 million, up from a loss of $1.9 million in the third quarter of 2014, and down from $1.8 million in the prior quarter
•	Non-GAAP net income was $4.6 million, up from earnings of $1.4 million in the third quarter of 2014, and down from $5.3 million in the prior quarter
•	Diluted earnings per share was $0.03, an improvement from a loss of $0.06 in the third quarter of 2014, and down from $0.05 in the prior quarter
•	Non-GAAP diluted earnings per share was $0.11, up from earnings of $0.04 in the third quarter of 2014, and down from earnings of $0.14 in the prior quarter
•	Adjusted EBITDA was $10.2 million, an improvement from $7.3 million in the third quarter of 2014, and down from $11.4 million in the prior quarter

At September  30, 2015, cash and cash equivalents, short-term investments and restricted cash and investments, together totaled $103.6 million, nearly flat from $104.4 million at June 30, 2015.  Restricted cash and investments at September  30, 2015 was $3.1 million, down from $4.0 million at June 30, 2015.

Outlook for the Quarter Ending December 31, 2015

The Company’s expectations for the fourth quarter 2015 are:

•	Revenue in the range of $82 million to $86 million
•	Non-GAAP gross margin in the range of 30% to 34%
•	Diluted net income/loss per share in the range of a 3 cent loss to earnings of 4 cents, and
•	Non-GAAP diluted earnings per share in the range of 5 cents to 13 cents

The Non-GAAP outlook for the fourth quarter of 2015 excludes the impact of expected amortization of intangibles and other assets and other legal costs of approximately $1.8 million and the anticipated impact of stock-based compensation of approximately $1.4 million, of which $0.3 million is estimated for cost of goods sold.

Non-GAAP and Adjusted EBITDA Measures vs. GAAP Financial Measures

The Company’s Non-GAAP and Adjusted EBITDA measures exclude certain GAAP financial measures, and a reconciliation of the Non-GAAP and Adjusted EBITDA financial measures to the most directly comparable GAAP financial measures is provided in the financial schedules portion at the end of this press release. These non-GAAP financial measures differ from GAAP measures with the same captions and may differ from non-GAAP financial measures with the same or similar captions that are used by other companies. As such, these non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

The Company uses these non-GAAP financial measures to analyze its operating performance and future prospects, develop internal budgets and financial goals, and to facilitate period-to-period comparisons. NeoPhotonics believes that these non-GAAP financial measures reflect an additional way of viewing aspects of its operations that, when viewed with its GAAP results, provide a more complete understanding of factors and trends affecting its business.

Conference Call

The Company will host a conference call today, November 2, 2015, at 4:30 p.m. Eastern Time (1:30 p.m. Pacific Time).  The call will be available, live, to interested parties by dialing +1 844-809-8111.   For international callers, please dial +1 541-797-7255.   The Conference ID number is 62209028.   A live webcast will also be available in the Investors Relations section of NeoPhotonics website at: www.neophotonics.com.

A replay of the webcast will be available in the Investor Relations section of the Company’s web site after the conclusion of the call and remain available for 30 calendar days.

About NeoPhotonics

NeoPhotonics is a leading designer and manufacturer of advanced hybrid photonic integrated optoelectronic modules and subsystems for bandwidth-intensive, high-speed communications networks. The Company’s products enable cost-effective, high-speed data transmission and efficient allocation of bandwidth over communications networks. NeoPhotonics maintains headquarters in San Jose, California and ISO 9001:2000 certified engineering and manufacturing facilities in Silicon Valley (USA), Japan and China.  For additional information visit www.neophotonics.com.

© 2015 NeoPhotonics Corporation. All rights reserved. NeoPhotonics and the red dot logo are trademarks of NeoPhotonics Corporation. All other marks are the property of their respective owners.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

This press release includes statements that qualify as forward-looking statements under the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include statements about the following topics: future financial results, the Company’s market position and industry trends.  Forward-looking statements are subject to certain risks and uncertainties that could cause the actual results to differ materially.  Those risks and uncertainties include, but are not limited to, such factors as: possible reduction in or volatility of customer orders or delays in shipments of products to customers; timing of customer drawdowns of vendor-managed inventory; possible disruptions in the supply chain or in demand for the Company’s products due to industry developments; the ability of the Company's vendors and subcontractors to supply or manufacture the Company's products in a timely manner; economic conditions or natural disasters; volatility in utilization of manufacturing operations, supporting utility services and other manufacturing costs; reductions in the Company’s rate of new design wins, and/or the rate at which design wins go into production, and the rate of customer acceptance of new product introductions; the Company’s reliance on a small number of customers for a substantial portion of its revenues; potential pricing pressure that may arise from changing supply or demand conditions in the industry; the impact of any previous or future acquisitions; challenges involving integration of acquired businesses and utilization of acquired technology, including the recent acquisition of EMCORE’s tunable laser product line; market adoption, revenue growth and margins of acquired products; changes in demand for the Company's products; the impact of competitive products and pricing and alternative technological advances; the accuracy of estimates used to prepare the Company's financial statements and forecasts; the timely and successful development and market acceptance of new products and upgrades to existing products; the difficulty of predicting future cash needs; the nature of other investment opportunities available to the Company from time to time; the Company’s operating cash flow; changes in economic and industry projections; a decline in general conditions in the telecommunications equipment industry or the world economy generally; and the effects of seasonality. For further discussion of these risks and uncertainties, please refer to the documents the Company files with the

SEC from time to time, including the Company's Annual Report on Form 10-K for the year ended December 31, 2014 as well as the Company’s Quarterly Report on Form 10-Q for the three and six months ended June 30, 2015.   All forward-looking statements are made as of the date of this press release, and the Company disclaims any duty to update such statements.

Source: NeoPhotonics Corporation

NeoPhotonics Corporation

Clyde R. Wallin, +1-408-895-6020

Chief Financial Officer

ray.wallin@neophotonics.com

Sapphire Investor Relations, LLC

Erica Mannion, +1-617-542-6180

Investor Relations

ir@neophotonics.com

NeoPhotonics Corporation

Condensed Consolidated Balance Sheets (Unaudited)

(In thousands)

	As of
	Sept. 30, 2015	Dec. 31, 2014
ASSETS
Current assets:
Cash and cash equivalents	$77,250	$43,035
Short-term investments	23,302	—
Restricted cash and investments	3,062	5,504
Accounts receivable, net	77,830	77,597
Inventories, net	70,747	57,347
Prepaid expenses and other current assets	10,723	15,540
Total current assets	262,914	199,023
Property, plant and equipment, net	62,470	57,657
Restricted cash and investments, non-current	—	15,750
Purchased intangible assets, net	11,169	10,263
Goodwill	1,115	—
Other long-term assets	3,743	3,591
Total assets	$341,411	$286,284

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$54,465	$48,949
Notes payable and short-term borrowing	10,196	22,771
Current portion of long-term debt	24,563	2,445
Accrued and other current liabilities	21,406	22,728
Total current liabilities	110,630	96,893
Long-term debt, net of current portion	11,005	20,891
Deferred income tax liabilities	1,808	1,818
Other noncurrent liabilities	7,547	7,226
Total liabilities	130,990	126,828

Stockholders' equity:
Common stock	101	82
Additional paid-in capital	507,969	456,189
Accumulated other comprehensive income	1,223	5,326
Accumulated deficit	(298,872)	(302,141)
Total stockholders' equity	210,421	159,456
Total liabilities and stockholders' equity	$341,411	$286,284

NeoPhotonics Corporation

Condensed Consolidated Statements of Operations (Unaudited)

(In thousands, except percentages and per share data)

	Three Months Ended			Nine Months Ended
	Sept. 30, 2015	June 30, 2015	Sept. 30, 2014	Sept. 30, 2015	Sept. 30, 2014

Revenue	$83,560	$85,372	$ 81,576	$ 250,316	$ 227,195
Cost of goods sold (1)	59,788	59,226	61,512	176,345	178,763
Gross profit	23,772	26,146	20,064	73,971	48,432
Gross margin	28.4%	30.6%	24.6%	29.6%	21.3%
Operating expenses:
Research and development (1)	10,763	11,457	11,842	32,702	35,983
Sales and marketing (1)	3,789	3,906	3,075	11,439	10,057
General and administrative (1)	7,384	7,419	6,712	22,999	23,892
Amortization of purchased intangible assets	447	448	378	1,344	1,136
Acquisition-related costs	180	147	—	467	—
Restructuring charges	18	20	504	44	504
Asset impairment charge	368	—	—	368	—
Escrow settlement gain	—	—	—	—	(3,886)
Total operating expenses	22,949	23,397	22,511	69,363	67,686
Income (loss) from operations	823	2,749	(2,447)	4,608	(19,254)
Interest income	31	23	52	84	155
Interest expense	(171)	(456)	(375)	(1,133)	(937)
Other income (expense), net	1,852	602	1,735	2,408	493
Total interest and other income (expense), net	1,712	169	1,412	1,359	(289)

Income (loss) before income taxes	2,535	2,918	(1,035)	5,967	(19,543)
Provision for income taxes	(1,157)	(1,127)	(902)	(2,698)	(1,761)
Net income (loss)	$1,378	$1,791	$(1,937)	$3,269	$(21,304)
Basic net income (loss) per share	$0.03	$0.05	$(0.06)	$0.09	$(0.67)
Diluted net income (loss) per share	$0.03	$0.05	$(0.06)	$0.09	$(0.67)
Weighted averages shares used to compute basic net income (loss) per share	40,367	35,684	32,383	36,303	31,930
Weighted averages shares used to compute diluted net income (loss) per share	42,217	37,294	32,383	37,537	31,930
(1) Includes stock-based compensation expense as follows for the periods presented:
Cost of goods sold	$339	$410	$203	$1,119	$988
Research and development	363	501	339	1,357	1,454
Sales and marketing	275	447	417	1,175	1,377
General and administrative	459	568	229	1,767	993
Total stock-based compensation expense	$1,436	$1,926	$1,188	$5,418	$4,812

NeoPhotonics Corporation

Reconciliation of Condensed Consolidated GAAP Financial Measures to Non-GAAP Financial Measures (Unaudited)

(In thousands, except percentages and per share data)

	Three Months Ended			Nine Months Ended
	Sept. 30, 2015	June 30, 2015	Sept. 30, 2014	Sept. 30, 2015	Sept. 30, 2014
NON-GAAP GROSS PROFIT:
GAAP gross profit	$23,772	$26,146	$20,064	$73,971	$48,432
Stock-based compensation expense	339	410	203	1,119	988
Amortization of purchased intangible assets	836	837	709	2,512	2,137
Depreciation of acquisition-related fixed asset step-up	(55)	(43)	323	74	782
Amortization of acquisition-related inventory step-up	31	78	—	187	—
Restructuring charges	—	125	292	125	292
Non-GAAP gross profit	$24,923	$27,553	$21,591	$77,988	$52,631
Non-GAAP gross margin as a % of revenue	29.8%	32.3%	26.5%	31.2%	23.2%
NON-GAAP TOTAL OPERATING EXPENSES:
GAAP Total operating expenses	$22,949	$23,397	$22,511	$69,363	$67,686
Stock-based compensation expense	(1,097)	(1,516)	(985)	(4,299)	(3,824)
Amortization of purchased intangible assets	(447)	(448)	(378)	(1,344)	(1,136)
Depreciation of acquisition-related fixed asset step-up	(106)	(123)	(304)	(519)	(722)
Acquisition-related costs	(180)	(147)	—	(467)	7
Restructuring charges	(18)	(20)	(504)	(44)	(504)
Asset Impairment charges	(368)	—	—	(368)	—
Litigation	—	—	—	(278)	—
Escrow settlement gain	—	—	—	—	3,886

Non-GAAP total operating expenses	$20,733	$21,143	$20,340	$62,044	$65,393
Non-GAAP total operating expenses as a % of revenue	24.8%	24.8%	24.9%	24.8%	28.8%
NON-GAAP OPERATING INCOME (LOSS):
GAAP operating income (loss)	$823	$2,749	$(2,447)	$4,608	$(19,254)
Stock-based compensation expense	1,436	1,926	1,188	5,418	4,812
Amortization of purchased intangible assets	1,283	1,285	1,086	3,856	3,272
Depreciation of acquisition-related fixed asset step-up	51	80	628	593	1,505
Amortization of acquisition-related inventory step-up	31	78	—	187	—
Acquisition-related costs	180	147	—	467	(7)
Restructuring charges	18	145	796	169	796
Asset Impairment charges	368	—	—	368	—
Litigation	—	—	—	278	—
Escrow settlement gain	—	—	—	—	(3,886)

Non-GAAP operating income (loss)	$4,190	$6,410	$1,251	$15,944	$(12,762)
Non-GAAP operating margin as a % of revenue	5.0%	7.5%	1.5%	6.4%	(5.6)%

NON-GAAP NET INCOME (LOSS):
GAAP net income (loss)	$1,378	$1,791	$(1,937)	$3,269	$(21,304)
Stock-based compensation expense	1,436	1,926	1,188	5,418	4,812
Amortization of purchased intangible assets	1,283	1,285	1,086	3,856	3,272
Depreciation of acquisition-related fixed asset step-up	51	80	628	593	1,505
Amortization of acquisition-related inventory step-up	31	78	—	187	—
Acquisition-related costs	180	147	—	467	(7)
Restructuring charges	18	145	796	169	796
Asset Impairment charges	368	—	—	368	—
Litigation	—	—	—	278	—
Escrow settlement gain	—	—	—	—	(3,886)
Income tax effect of Non-GAAP adjustments	(107)	(109)	(343)	(465)	(765)
Non-GAAP net income (loss)	$4,638	$5,343	$1,418	$14,140	$(15,577)
Non-GAAP net income (loss) as a % of revenue	5.6%	6.3%	1.7%	5.6%	(6.9)%
ADJUSTED EBITDA:
GAAP net income (loss)	$1,378	$1,791	$(1,937)	$3,269	$(21,304)
Stock-based compensation expense	1,436	1,926	1,188	5,418	4,812
Amortization of purchased intangible assets	1,283	1,285	1,086	3,856	3,272
Depreciation of acquisition-related fixed asset step-up	51	80	628	593	1,505
Amortization of acquisition-related inventory step-up	31	78	—	187	—
Acquisition-related costs	180	147	—	467	(7)
Restructuring charges	18	145	796	169	796
Asset Impairment charges	368	—	—	368	—
Litigation	—	—	—	278	—
Escrow settlement gain	—	—	—	—	(3,886)
Interest expense, net	140	433	323	1,049	782
Provision for income taxes	1,157	1,127	902	2,698	1,761
Depreciation expense	4,131	4,375	4,323	13,062	12,726
Adjusted EBITDA	$10,173	$11,387	$7,309	$31,414	$457
Adjusted EBITDA as a % of revenue	12.2%	13.3%	9.0%	12.5%	0.2%
BASIC AND DILUTED NET INCOME (LOSS) PER SHARE:
GAAP basic net income (loss) per share	$0.03	$0.05	$(0.06)	$0.09	$(0.67)
GAAP diluted net income (loss) per share	$0.03	$0.05	$(0.06)	$0.09	$(0.67)
Non-GAAP basic net income (loss) per share	$0.11	$0.15	$0.04	$0.39	$(0.49)
Non-GAAP diluted net income (loss) per share	$0.11	$0.14	$0.04	$0.37	$(0.49)
SHARES USED TO COMPUTE GAAP AND NON-GAAP BASIC NET INCOME (LOSS) PER SHARE	40,367	35,684	32,383	36,303	31,930
SHARES USED TO COMPUTE GAAP DILUTED NET INCOME (LOSS) PER SHARE	42,217	37,294	32,383	37,537	31,930
SHARES USED TO COMPUTE NON-GAAP DILUTED NET INCOME (LOSS) PER SHARE	42,914	38,465	32,700	38,525	31,930